EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Brinx Resources Ltd. (the "Company") on Form 10-KSB for the year ending October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leroy Halterman, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ LEROY HALTERMAN
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Leroy Halterman
President, Secretary and Treasurer
Principal Executive and Financial Officer